IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS High Conviction Global Bond Fund
The following changes are effective on or about May 1, 2019:
DWS High Conviction Global Bond Fund is renamed DWS ESG Global Bond Fund. All references in the fund’s summary prospectus to DWS High Conviction Global Bond Fund are superseded with DWS ESG Global Bond Fund.
The following information replaces the existing similar disclosure contained in the “Main investments” and “Management process” sections under the “PRINCIPAL INVESTMENT STRATEGY” section of the fund’s summary prospectus.
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of issuers from around the world, including the United States, that meet the Advisor’s sustainability criteria at the time of investment. The fund can buy many types of income-producing securities of any stated maturity, among them US and foreign government bonds, corporate bonds and mortgage- and asset-backed securities. The fund is typically invested in at least three different countries.
The fund may invest up to 35% of net assets in junk bonds, which are those below the fourth credit grade (i.e. grade BB/Ba and below), and may include debt securities not currently paying interest or in default. The fund will normally have investment exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund’s assets.
Management process. Portfolio management typically considers a number of factors when buying and selling securities, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within the global bond markets. In addition, the Advisor incorporates Environmental, Social and Corporate Governance (ESG) criteria into the selection process.
Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund’s portfolio, depending on its outlook for interest rates.
In addition to considering financial information, the security selection process evaluates an issuer based on ESG criteria. An issuer’s performance across certain ESG criteria is summarized in a proprietary ESG rating which is calculated by an affiliate of the Advisor on the basis of data obtained from various ESG data providers. Primarily issuers with an ESG rating above a minimum threshold determined by the Advisor are considered for investment by the fund. The proprietary ESG rating is derived from multiple factors:
■	Level of involvement in controversial sectors and weapons;
■	Adherence to corporate governance principles;
■	ESG performance relative to a peer group of issuers; and
■	Efforts to meet the United Nations’ Sustainable Development Goals.
The following disclosure is added under the “MAIN RISKS” section of the fund's summary prospectus.
ESG investing risk. Investing primarily in investments that meet ESG criteria carries the risk that the fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider ESG factors.
The following information replaces the similar existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Rahmila Nadi, Vice President. Lead Portfolio Manager of the fund. Began managing the fund in 2013.
February 25, 2019
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Bernhard Falk, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Please Retain This Supplement for Future Reference

February 25, 2019
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